                                                                   EXHIBIT 10.17

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                        ARRANGED BY BA SECURITIES, INC.

         THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment and Restatement") dated as of October 29, 1996, by and among COMPAQ COMPUTER CORPORATION, a Delaware corporation (the "Company"), the several financial institutions from time to time party hereto (the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Banks (the "Agent").

                                    RECITALS

         A. The Company, Banks, and Agent are parties to a U.S. $250,000,000 Revolving Credit Agreement dated as of October 31, 1995 (the "Credit Agreement").

         B. The parties hereto desire to amend such Credit Agreement as set forth herein and to restate such Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be amended and restated in its entirety to read as set forth in the Credit Agreement with the following amendments, and agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.  Amendments to Credit Agreement.

                          (a)  Section 1.01 of the Credit Agreement shall be
amended by amending the following defined terms to read in their entirety as follows:

                          "Agreement" means this Amended and Restated Revolving Credit Agreement.

                          "Applicable Fee Amount" means, for any date, 0.060% per annum.

                          "5-Year Credit Agreement" means that U.S.
         $1,000,000,000 Amended and Restated Revolving Credit Agreement dated as of this date among the Company, BofA as Administrative Agent and the lenders party thereto, under which such lenders have agreed to extend credit to the Company on a five-year basis.

                          "Interest Period" means (a) as to any Adjusted CD Rate Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as an Adjusted CD Rate Revolving Loan, and ending on the date 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, (b) as to any LIBOR Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Day of such month), as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, and (c) as to any Swingline Loan, the period commencing on the Borrowing Date of such Loan and ending on such date, not more than 10 days later, as agreed upon by the Company and the Swingline Bank at the time of the Borrowing of such Loan; provided that:

                                  (i) if any Interest Period pertaining to a CD Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day;

                                  (ii) if any Interest Period pertaining to an Offshore Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding business Day; and

                                  (iii) no Interest Period for any Loan shall
                 extend beyond the date set forth in clause (a) of the definition of "Revolving Termination Date."

                          "Revolving Termination Date" means the earlier to occur of:

                          (a)     October 28, 1997; and

                          (b) the date on which the commitments of the Banks to make Loans terminate in whole in accordance with
                 Section 2.07, Section 2.09(b) or 2.09(c) or Section 8.02.

                 (b) Section 2.06 of the Credit Agreement shall be amended to read in its entirety as follows:

                          2.06 Increase of Commitments. The Company shall have the right, without the consent of the Banks but subject to the approval of the Agent (which approval shall not be unreasonably withheld), to effectuate from time to time an increase in the total Commitments under this Agreement by adding to this Agreement one or more Persons that are Eligible Assignees (who shall, upon completion of the requirements stated in this Section, constitute "Banks" hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this Section; provided that (a) no increase in Commitments pursuant to this Section shall result in the total Commitments exceeding $550,000,000 or shall result in the aggregate amount of the increases in the Commitments effectuated pursuant to this Section since the date of this Agreement being in excess of the sum of $50,000,000 plus the aggregate amount (but not greater than $50,000,000) of all non-ratable reductions and terminations of Commitments effectuated pursuant to
         Section 2.08; (b)no Bank's Commitment shall be increased without the consent of such Bank; (c) there has occurred and is continuing no Default or Event of Default, and (d) there has been no ratable reduction of Commitments pursuant to Section 2.07. The Company shall deliver or pay, as applicable, to the Agent each of the following items prior to 11:00 a.m. (Houston time) (i) three Business Days prior to the requested effective date of such increase in the Commitments, if such date is a No Loan Date, or (ii) five Business Days prior to the requested effective date of such increase in the Commitments, if such date is not a No Loan

         Date:

                                  (A)      a written notice of the Company's
                 intention to increase the total Commitments pursuant to this Section, which shall specify each new Eligible Assignee, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent;

                                  (B)      a document in form and substance as
                 may be reasonably required by the Agent, executed and delivered by each new Eligible Assignee and each Bank agreeing to increase its Commitment, pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new Eligible Assignee, shall (among other matters) specify the CD Lending Office, Domestic Lending Office and LIBOR Lending Office of such new Eligible Assignee;

                                  (C)      a Note in the principal amount of
                 the Commitment of each new Eligible Assignee, or a replacement
                 Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be, executed and delivered by the Company, which Note shall be in form and substance as may be reasonably required by Agent; and

                                  (D)      a non-refundable processing fee of
                 $3,500, for the sole account of the Agent.

         Upon receipt of any notice referred to in clause (A) above, the Agent will promptly notify each Bank thereof. Upon execution and delivery of such documents and the payment of such fee, such new Eligible Assignee shall constitute a "Bank" hereunder with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be. The Company agrees to pay to the Banks any and all amounts to the extent payable pursuant to
         Section 3.02 as a result of any such increase in the Commitments.

                 (c) With effect from and after the Effective Date (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (a "New Bank") shall become a Bank party to the Credit Agreement, as amended and restated hereby, and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank which was a party to the Credit Agreement but is not listed on the signature pages hereof shall upon the Effective Date cease to be a Bank party to the Credit Agreement, as amended and restated hereby, and all accrued fees and other amounts payable under the Credit Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of the Credit Agreement which expressly survive payment of all Obligations shall inure to the benefit of, or, as applicable, shall continue to be binding on, such Bank with respect to the period prior to the Effective Date.

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) No Default or Event of Default has occurred and is continuing.

                 (b) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of this date.

                 (c) The Company is entering into this Amendment and Restatement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment and Restatement will become effective as of October 29, 1996 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                 (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment and Restatement.

                 (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and Restatement.

                 (c) The Agent shall have received an opinion of the General Counsel of the Company and another internal counsel of the Company licensed to practice law in the State of New York, substantially in the form of Exhibit D-1 and Exhibit D-2 to the Credit Agreement, with reference to this Amendment and Restatement, the Notes and the Credit Agreement as amended and restated hereby.

                 (d) The Agent shall have received a certificate signed by a Responsible Officer of the Company, dated as of the Effective Date, stating that the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects and that no Default or Event of Default has occurred and is continuing or would result as a result of any Borrowing.

                 (e) The Agent shall have received a duly executed Note for each of the New Banks (a "New Note") and a duly executed Amended and Restated Note (an "Amended Note") in the form of Exhibit A to this Amendment and Restatement, payable to the order of each of the Banks which is not a New Bank.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment and Restatement shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute any amendments or amendments and restatements in the future.

         6.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended and restated hereby, and all references in the Credit Agreement and in the other Loan Documents to the Notes shall refer to the New Notes and the Amended Notes. The words "hereof", "herein", "hereunder" and similar words contained in the Credit Agreement shall refer to the Agreement as amended and restated hereby.

                 (b) This Amendment and Restatement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment and Restatement.

                 (c) This Amendment and Restatement shall be governed by and construed in accordance with the law of the State of New York.

                 (d) This Amendment and Restatement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 (e) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and Restatement.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Restatement as of the date first above written.



                                      COMPAQ COMPUTER CORPORATION


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as Administrative
                                      Agent


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $44,761,905              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION, as Swingline Bank and as a
                                      Bank


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $43,004,761              CITIBANK, N.A., as Co-Agent and as a Bank


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $43,004,761              NATIONSBANK TEXAS, N.A., as Co-Agent and
                                      as a Bank


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

Commitment:  $22,800,000              ABN AMRO BANK N.V.
                                      By: ABN AMRO North America, Inc., as agent


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              BANQUE NATIONALE DE PARIS, HOUSTON AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              COMMERZBANK AG, ATLANTA AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              DEUTSCHE BANK AG
                                      NEW YORK AND/OR CAYMAN ISLANDS BRANCHES


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              DRESDNER BANK AG


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

Commitment:  $22,857,143              FLEET NATIONAL BANK


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              PNC BANK, N.A.


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              ROYAL BANK OF CANADA

                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------




Commitment:  $22,857,143              SOCIETE GENERALE, SOUTHWEST AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

Commitment:  $22,857,143              THE CHASE MANHATTAN BANK


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------



Commitment:  $22,857,143              THE FIRST NATIONAL BANK OF CHICAGO


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              THE FUJU BANK, LIMITED, HOUSTON AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $15,000,000              THE SANWA BANK LIMITED, DALLAS AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              THE SUMITOMO BANK, LIMITED, HOUSTON AGENCY


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


Commitment:  $22,857,143              TORONTO DOMINION (TEXAS), INC.


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

Commitment:  $11,428,571              WELLS FARGO BANK, N.A.


                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

                                                                       EXHIBIT A

                                    FORM OF
                      AMENDED AND RESTATED PROMISSORY NOTE

U.S. $__________                                        Dated:  October 29, 1996


         FOR VALUE RECEIVED, the undersigned, Compaq Computer Corporation, a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ____________________(the "Bank") for the account of its applicable Lending Office (as defined in the Credit Agreement referred to below) on the Revolving Termination Date (as defined in the Credit Agreement) the principal sum of ________ U.S. dollars (U.S. $__________) or, if less, the aggregate unpaid principal amount of the Revolving Loans (as defined in the $500,000,000 Amended and Restated Revolving Credit Agreement dated as of October 29, 1996 among the Company, the Bank, certain other lenders parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent for the Bank and such other lenders; such Amended and Restated Revolving Credit Agreement, as amended or amended and restated from time to time being herein referred to as the "Credit Agreement") owing to the Bank outstanding on the Revolving Termination Date (as defined in the Credit Agreement), together with the principal amount of any outstanding Swingline Loans (as defined in the Credit Agreement) made by the Bank as Swingline Bank (as defined in the Credit Agreement).

         The Company promises to pay interest on the unpaid principal amount of each Loan owing to the Bank from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Bank of America National Trust and Savings Association, as Administrative Agent, at the Agent's Payment Office (as defined in the Credit Agreement), in immediately available funds. Each Loan owed to the Bank by the Company pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Amended and Restated Promissory Note; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

         This Amended and Restated Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Bank to the Company from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned and the making of Swingline Loans by the Bank as Swingline Bank to the Company from time to time in an aggregate amount not to exceed the Swingline Commitment (as such terms are defined in the Credit Agreement) the indebtedness of the Company resulting from each Loan owing to the Bank being evidenced by this Amended and Restated Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. This Amended and Restated Promissory Note is an amendment and restatement of, and has been issued by the Company in substitution for and not in satisfaction of, any Note held by the Bank under the Credit Agreement as in effect prior to the amendment and restatement thereof effective as of the date hereof.

         This Amended and Restated Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                         COMPAQ COMPUTER CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                        LOANS AND PAYMENTS OF PRINCIPAL


                              Amount of
        Amount                Principal       Unpaid
          of      Type of      Paid or       Principal        Notation
Date     Loan      Loan        Prepaid        Balance         Made By
----     -----     -----       -------        -------         -------















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